DEFINITIVE COPIES



                                               (File Nos. 2-67052  and 811-3023)


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
    []   Preliminary Proxy Statement
    [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials

    [ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

    [X]  No Fee Required
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title  of each  class of  securities  to which  transaction applies:
            _______________________________________

         2) Aggregate  number  of  securities  to  which   transaction applies:
            _______________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            _______________________________________

         4) Proposed maximum aggregate value of transaction:
            _______________________________________

         5) Total fee paid:
            _______________________________________

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            _________________________
         2) Form, Schedule or Registration Statement No.:
            _________________________
         3) Filing Party:
            _________________________
         4) Date Filed:
            _________________________

                      ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101



August 15, 2005


Dear Shareholder:

         The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of the shareholders of Adams Harkness Small Cap Growth Fund, a series of the Trust (the "Fund"), to approve a new Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC ("AH Lisanti") (the "New Agreement"). The meeting is scheduled to be held on September 23, 2005.


         For the period of February 27, 2004 (commencement of operations of the Fund) through June 29, 2005, AH Lisanti served as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Trust and AH Lisanti ("Original Agreement"). During that period, Adams Harkness Asset Management, Inc. ("AHAM"), another registered investment adviser, maintained an 80% equity interest in AH Lisanti while Ms. Mary Lisanti, President and Director of AH Lisanti and the Fund's portfolio manager, maintained a 20% equity interest. On June 30, 2005, AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc. ("AHFG"), transferred to Ms. Lisanti additional residual membership interests in AH Lisanti, increasing her equity interest to 51% (the "Transfer").

         Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the Investment Company Act of 1940, as amended, the Trust's Board of Trustees (the "Board"), by unanimous consent, terminated the Original Agreement effective prior to AH Lisanti's change in control on June 30, 2005, and appointed AH Lisanti, with its restructured ownership, as the Fund's investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and AH Lisanti with respect to the Fund dated June 30, 2005 (the "Interim Agreement"). The Interim Agreement was approved by the Board at its July 7, 2005 meeting and will remain in effect for 150 days or until the date that the Fund's shareholders approve the New Agreement, whichever is earlier. The New Agreement was also unanimously approved by the Board at its July 7, 2005 meeting and the terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date. The Board recommends that the Fund's shareholders vote "FOR" the approval of the New Agreement.


         WHETHER  OR NOT YOU  EXPECT  TO  ATTEND  THE  SPECIAL  MEETING,  PLEASE
COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR VIA THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN SEPTEMBER 22, 2005. IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (800) 441-7031.

         We appreciate your participation and prompt response and thank you for your continued support of the Fund.

                                Sincerely,

                                /s/ David M. Whitaker

                                David M. Whitaker
                                Secretary

                               DEFINITIVE COPIES


                    ADAMS HARKNESS SMALL CAP GROWTH FUND FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 23, 2005
                            -------------------------

To the Shareholders of Adams Harkness Small Cap Growth Fund:


         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Adams Harkness Small Cap Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), will be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 on September 23, 2005 at 2:00 p.m. (Eastern time). The purpose of the Meeting is:

1. To approve an Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC;


2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on August 8, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                    By Order of the Board of Trustees,

                                    /s/ David M. Whitaker

                                    David M. Whitaker
                                    Secretary


Portland, Maine
August 15, 2005


YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS (1) ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

TABLE OF CONTENTS                                                   PAGE

--------------------------------------------------------------------------------

INTRODUCTION                                                           1
PROPOSAL                                                               2
    Background Information                                             2
    The Interim Agreement                                              3
    The New Agreement                                                  3
    Evaluation by the Board of Trustees                                4
INFORMATION ABOUT AH LISANTI                                           6
OTHER MATTERS                                                          6
ADDITIONAL INFORMATION                                                 7
    Officers of the Trust                                              7
    Other Fund Service Providers                                       7
    Reports to Shareholders                                            8
ADVISORY AGREEMENT                                             EXHIBIT A
PROXY CARD

                                DEFINITIVE COPIES


                                 PROXY STATEMENT

                      ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 23, 2005
                               -------------------

INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), on behalf of Adams Harkness Small Cap Growth Fund, a series of the Trust (the "Fund"), to approve a new Investment Advisory Agreement between the Trust and AH Lisanti Capital Growth, LLC (the "Proposal") with respect to the Fund. The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator, Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, Maine 04101 on September 23, 2005, at 2:00 p.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about August 24, 2005.

         The Board has fixed the close of business on August 8, 2005 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, there were 505,677.63 shares outstanding of the Fund. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received on or before September 22, 2005 will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.


         For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" the Proposal.

         IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted "AGAINST" such adjournment.
Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Approval of the Proposal by the Fund requires the affirmative vote of either (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.


         You may vote on each proposal by utilizing one of the following options:

         BY MAIL:        Complete the enclosed proxy card ("Proxy Card") and
                         return it in the postage paid envelope provided.
         BY TELEPHONE:   Call the Toll-Free number on your Proxy Card.
         BY INTERNET:    Use the Internet address on your Proxy Card.

         IN PERSON:      Attend the Special  Meeting in person at 2:00 p.m.
                         (Eastern time) on September 23, 2005, at the offices of Citigroup Fund Services, Two Portland Square,
                         Portland, Maine 04101.


         If you plan to vote by mail, you should complete the Proxy Card by:

         (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on a proposal by checking the appropriate box on the Proxy Card;

         (2)  Signing and dating the Proxy Card; and

         (3)  Returning the Proxy Card in the enclosed postage-paid envelope.

         To change your vote, you may send a written notice of revocation (the "Revocation Letter") to Citigroup, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The Revocation Letter must:

         (1)  Identify you;

         (2)  State that as a Fund shareholder, you revoke your prior vote; and

         (3) Indicate your approval, disapproval or abstention from voting with respect to the Proposal.


         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, by regular employees of AH Lisanti Capital Growth, LLC ("AH Lisanti"), the Fund's investment adviser, Adams Harkness Financial Group, Inc. ("AHFG"), or their respective affiliates, or by Automatic Data Processing Inc., a professional proxy solicitor. The estimated cost to retain a proxy solicitor is approximately $8,000.00. AH Lisanti will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and the tabulation of the Proxy Cards.

PROPOSAL:  APPROVAL OF INVESTMENT  ADVISORY  AGREEMENT  BETWEEN THE TRUST AND AH
           LISANTI CAPITAL GROWTH, LLC


BACKGROUND INFORMATION


         For the period of February 27, 2004 (commencement of operations of the Fund) through June 29, 2005, AH Lisanti served as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Trust and AH Lisanti ("Original Agreement"). During that period, Adams Harkness Asset Management, Inc. ("AHAM"), a registered investment adviser wholly owned by Adams Harkness Financial Group, Inc. ("AHFG"), maintained an 80% equity interest in AH Lisanti while Ms. Mary Lisanti, Director, President and Portfolio Manager of AH Lisanti, maintained a 20% equity interest. The Board initially approved the Original Agreement at its November 23, 2003 meeting while the Fund's initial shareholder, Forum Financial Group, LLC, approved the Original Agreement on February 25, 2004 by unanimous consent. Pursuant to the terms of the Original Agreement, the agreement was to remain in effect for two years from the date of its effectiveness and thereafter for successive annual periods provided that such continuance was specifically approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) (the "Independent Trustees"). For the Fund's fiscal period ended December 31, 2004, AH Lisanti waived its entire fee of $16,796. For the same period, the Fund also paid brokerage commissions to an affiliate of AH Lisanti in the amount of $56,306 (100% of all brokerage commissions paid).

         On June 30, 2005 and prior to the expiration of the initial term of the Original Agreement, AHAM, at the direction of its parent corporation, AHFG, transferred to Ms. Lisanti additional residual membership interests in AH Lisanti increasing her equity interest to 51% (the "Transfer"). Since the Transfer would result in an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the 1940 Act, the Trust's Board, by unanimous consent, terminated the Original Agreement effective June 30, 2005, and appointed AH Lisanti, with its restructured ownership, as the Fund's investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and AH Lisanti with respect to the Fund dated June 30, 2005 (the "Interim Agreement"). The Interim Agreement was approved at the Board's July 7, 2005 meeting and will remain in effect for 150 days or until the date that the Fund's shareholders approve a new Investment Advisory Agreement between the Trust and AH Lisanti (as restructured) (the "New Agreement"), whichever is earlier. The New Agreement was also unanimously approved by the Board at its July 7, 2005 meeting and the terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date. The Board recommends that the Fund's shareholders vote "FOR" the approval of the New Agreement.


THE INTERIM AGREEMENT


         The Interim Agreement was approved by the Board, including the Independent Trustees, at its July 7, 2005 meeting. The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective period.The Interim Agreement provides for a termination date no later than 150 days from the date of the termination of the Original Agreement (June 30, 2005), or upon approval of the New Agreement by shareholders, whichever is earlier.


THE NEW AGREEMENT


         The Board, including the Independent Trustees, unanimously approved the New Agreement for the Fund at its July 7, 2005 Board meeting subject to approval of the New Agreement by the Fund's shareholders. The terms, including the advisory fee, of the New Agreement are identical in all material respects to those of the Original Agreement.


         Under the New Agreement, the Trust will engage AH Lisanti, subject to the direction and control of the Board, and AH Lisanti will manage the investment and reinvestment of the assets of the Fund. Under the New Agreement, AH Lisanti will receive from the Fund an annual fee of 1.00% of the Fund's average daily net assets for rendering investment advisory services to the Fund.

         The New Agreement requires AH Lisanti to:

         (1) furnish, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund;
         (2) furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of the Fund;

         (3) maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and
         (4) provide the Fund's custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund's assets.


         Under the New Agreement, AH Lisanti will place orders for the purchase and sale of the Fund's investments directly with brokers and dealers and attempts to obtain quality execution at favorable prices. Under the New Agreement, AH Lisanti is permitted to allocate brokerage on behalf of the Fund to brokers and dealers who provide research services, including a broker-dealer affiliate of AH Lisanti, and may cause the Fund to pay these brokers and dealers a higher amount of commission than may be charged by other brokers and dealers who do not provide comparable research services. In effecting securities transactions on behalf of the Fund, the New Agreement requires AH Lisanti to comply with all applicable laws, the Fund's objectives and investment policies, the policies set from time to time by the Board as well as the Trust's Trust Instrument and Bylaws. The New Agreement permits AH Lisanti to perform investment advisory services for other entities other than the Trust and the Fund.

         The New Agreement also provides that AH Lisanti shall not be liable to the Trust or the Fund for any mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of AH Lisanti's reckless disregard of its obligations under the Agreements or as otherwise required by applicable law. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or of the Fund under the New Agreement. Under the New Agreement, AH
Lisanti agrees that, in asserting any rights or claims under the agreement, it shall look only to the assets and property of the Trust or Fund to which AH Lisanti's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.


         If the New Agreement with respect to the Fund is approved by the shareholders, the New Agreement will be effective for an initial two year period and thereafter will continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (2) by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days' written notice to AH Lisanti or by AH Lisanti on 60 days' written notice to the Trust. The New Agreement also provides for automatic termination in the event of its assignment as that term is defined under the 1940 Act. The New Agreement may only be amended or modified by a written agreement that is properly authorized and executed by the Trust and AH Lisanti, and if required by law, by vote of a majority of the outstanding voting securities of the Fund.

         Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the Form of Investment Advisory Agreement attached hereto as EXHIBIT A. If shareholders do not approve the New Agreement within 150 days of the effective date of the sale, the Board will take such actions as it deems in the best interests of the Fund's shareholders.

EVALUATION BY THE BOARD OF TRUSTEES


         At the July 7, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed materials furnished by AH Lisanti and Citigroup, including information regarding: (1) services to be provided to the Fund including the nature, extent and quality of such services; (2) the investment performance of the Fund; (3) the compensation to be paid to AH Lisanti including the cost of advisory services to be provided and profits to be realized by AH Lisanti and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of Fund investors; (5) other benefits received by AH Lisanti and its affiliates from their relationship with the Fund; (6) the continuation of services by other Fund service providers after the Transfer; and (7) whether any burden on the Fund would result from the Transfer. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

         SERVICES. Since the Fund's inception, AH Lisanti has provided investment advisory services to the Fund and has represented that it would continue to provide, high quality investment advisory services to the Fund under the New Agreement. Ms. Lisanti has served as the Fund's portfolio manager and Citigroup's primary contact at AH Lisanti since the Fund's inception and will continue to serve in these same capacities. AHFG will continue to guarantee the liabilities of AH Lisanti and will continue to provide back office services, including operational, legal and compliance support services. The Board concluded that the approval of the New Agreement would not interfere with the day-to-day management of the Fund and that AH Lisanti has obtained the requisite back office support to help ensure continuation of Fund operations under the New Agreement.

         PERFORMANCE. Since Ms. Lisanti will continue to serve as the Fund's portfolio manager, the Transfer should not effect the Fund's performance. Under the management of Ms. Lisanti, the Fund outperformed its benchmark for the six-month and one year periods ended May 31, 2005 while underperforming its benchmark for the three-month and since inception periods ended May 31, 2005. The Board concluded that performance was not a significant factor regarding approval of the New Agreement due to the relatively short period that the Fund has been in operation.

         COMPENSATION AND ECONOMIES OF SCALE. The advisory fee to be paid by the Fund to AH Lisanti under the New Agreement will be the same as the advisory fee paid by the to AH Lisanti Fund under the Original and Interim Agreements. With respect to AH Lisanti's projected profitability on services rendered under the New Agreement, AH Lisanti has waived its entire advisory fee and reimbursed Fund expenses since the Fund's inception in order to limit the total annual expenses of the Fund to 1.65% of its average daily net assets ("Net Expense Ratio"). For the Fund's fiscal period ended December 31, 2004, AH Lisanti waived its entire fee of $16,796 and reimbursed Fund expenses in the amount of $185,704. AH Lisanti has contractually agreed to continue to waive its fee under the New Agreement through April 30, 2006 in order to maintain the Fund's total expense ratio at or below the Net Expense Ratio. The costs incurred by AH Lisanti in order to provide advisory services to the Fund are not relevant because AH Lisanti has been waiving its fee and reimbursing Fund expenses since the Fund's inception and has agreed to continue such waivers and reimbursements through April 30, 2006 in order to limit the Net Expense Ratio to 1.65%.

         Although the contractual advisory fee to be paid to AH Lisanti and the Fund's total expenses exceed the mean and median advisory fee and total expenses for the Fund's Lipper Inc. peer group, the advisory fee, after contractual fee waivers and expense reimbursements, is less than the mean and median advisory fee of the Fund's Lipper Inc. peer group while the Net Expense Ratio of the Fund is within 0.20% of the average net expenses of those funds within the Fund's Lipper Inc. peer group reporting net assets of less than $ 25 million (Fund assets approximate $5 million). In addition, the standard advisory fee charged by AH Lisanti with respect to similarly managed separate accounts is the same as the advisory fee to be charged to the Fund under the New Agreement.

         Finally, AH Lisanti does not believe that the Fund will experience economies of scale and, therefore, the use of breakpoints in the advisory fee would not be appropriate. Since the smaller companies in which the Fund invests are less liquid and not widely followed by Wall Street, a significant increase in Fund assets would require AH Lisanti to increase the number of research personnel dedicated to the Fund in order to identify additional positions in which the Fund could invest.


         The Board concluded that AH Lisanti's advisory fee, after waivers, was reasonable and consistent with the Lipper Inc. peer group average.


         OTHER BENEFITS TO AH LISANTI. AH Lisanti may utilize soft dollar arrangements and may direct Fund portfolio trades to certain brokers/dealers to acquire research. Currently, AH Lisanti does not maintain any soft dollar arrangements. AH Lisanti currently executes all Fund portfolio transactions through its affiliated broker-dealer. As the Fund grows in assets, AH Lisanti expects to limit Fund trades executed through its affiliated broker-dealer.

         CONTINUITY OF SERVICE PROVIDERS. Citigroup will continue to serve as the Fund's administrator, custodian, distributor, transfer agent, and fund accountant under existing contracts. The Board concluded that the continuation of the Fund's other service provider contracts would help ensure continuity of Fund operations under the New Agreement.


         NO UNDUE BURDEN ON FUND. The terms of the Original Agreement and New Agreement are identical in all material respects but for the effective date. The Board concluded that the approval of the Transfer would not result in: (1) an increase in the Fund's advisory fee or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or
         (3) costs to the Fund in order to seek shareholder approval of the New Agreement.


         Based upon its review, the Board concluded that the approval of the New Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders. The Board approved the New Agreement subject to the approval of the New Agreement by the Fund's shareholders.

                  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

INFORMATION ABOUT AH LISANTI

         AH Lisanti,623 Fifth Avenue, 16th Floor, New York, New York 10022, is a limited liability company organized under the laws of Delaware. Ms. Lisanti maintains an 80% equity interest in AH Lisanti while AHAM maintains a 20% equity interest in AH Lisanti. AHAM is a wholly owned subsidiary of AHFG. AHAM & AHFG are located at 99 High Street, 12th Floor, Boston Massachusetts 02110.

         Set forth below is information about each director, and officer of AH Lisanti, each of whom may be contacted at AH Lisanti's principal business:

---------------------------------------- -------------------------------------- --------------------------------------
             NAME (OFFICE)                       POSITION WITH ADVISER                  PRINCIPAL OCCUPATION
---------------------------------------- -------------------------------------- --------------------------------------
Mary Lisanti                             Director,   President  and  Portfolio  Director,   President  and  Portfolio
                                         Manager                                Manager
                                                                                -------------------------------------
                                                                                AH Lisanti
---------------------------------------- -------------------------------------- --------------------------------------
Kevin Dunn                               Chairman of the Board                  Chief Executive Officer
                                                                                AHFG
---------------------------------------- -------------------------------------- --------------------------------------
John Adams                               Director                               Chairman of the Board
                                                                                AHFG
---------------------------------------- -------------------------------------- --------------------------------------
Eric Anderson                            Chief Compliance Officer               Chief Compliance Officer
                                                                                AHFG
---------------------------------------- -------------------------------------- --------------------------------------

OTHER MATTERS

         No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.


         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David M. Whitaker, care of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101.

         As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Fund:

------------------------------------------------------ -------------------------------------- ----------------------

NAME AND ADDRESS                                                      SHARES                        % OF FUND
------------------------------------------------------ -------------------------------------- ----------------------

National Investors Services for benefit of a                        237,507.349                      46.97%
Numbered Account
55 Water Street 32nd Floor
New York, New York 10041

------------------------------------------------------ -------------------------------------- ----------------------

Mary Lisanti
215 Old Beach Glen Road                                             105,912,721                      20.94%
Boonton, New Jersey 07005

------------------------------------------------------ -------------------------------------- ----------------------

Charles Schwab Co. Inc. Mutual Fund Special Custody                  63,123.770                      12.48%
Account for Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, California 94104

------------------------------------------------------ -------------------------------------- ----------------------

ADDITIONAL INFORMATION



OFFICERS OF THE TRUST

         Set forth below is information about each officer of the Trust, each of whom may be contacted at Forum Funds, Two Portland Square, Portland, Maine 04101:

NAME                                    POSITION WITH THE TRUST
Simon D. Collier                        President
David I. Goldstein                      Chief Administrative Officer
Sara M. Morris                          Vice President
Beth P. Hanson                          Vice President/Assistant Secretary
Carl A. Bright                          Chief Financial Officer
Trudance Bakke                          Treasurer
David M. Whitaker                       Secretary


OTHER FUND SERVICE PROVIDERS



         Citigroup provides administration, fund accounting, and transfer agency services to the Trust. Citibank, N.A. serves as the Trust's custodian. Foreside Fund Services, LLC (the "Distributor"), located at Two Portland Square, Portland, Maine 04101, serves as the Fund's distributor. Pursuant to a Compliance Services Agreement with the Trust, the Distributor also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. The Trust's President and Chief Financial Officer are also principals of the Distributor.


         The service providers listed above will continue to provide the services referenced above regardless of whether the Fund's shareholders approve the Proposal.

REPORTS TO SHAREHOLDERS


         THE FUND WILL FURNISH, UPON REQUEST AND WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED A COPY OF THE FUND'S ANNUAL REPORT AND LATEST SEMI-ANNUAL REPORT REPORT TO SHAREHOLDERS FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2004. TO REQUEST A COPY, PLEASE CALL OR WRITE CITIGROUP AT P.O. BOX 446, PORTLAND, MAINE 04112, (800) 441-7031.




                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker

                                              David M. Whitaker
                                              Secretary

                                    EXHIBIT A

                                     FORM OF
                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT  made as of  ________________________,  2005,  by and between
Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and AH Lisanti Capital Growth, LLC, a Delaware Delaware limited liability company, with its principal office and place of business at 623 Fifth Avenue, New York, New York (the "Adviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each a "Fund"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust hereby employs the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

         (b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto with respect to each Fund filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); and (iv) all procedures adopted by the Trust with respect to each Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing (collectively the "Procedures"). The Trust shall deliver to the
Adviser: (x) a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to each Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

         (c) The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST

         In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of each Fund. In all purchases, sales and other transactions in securities and other investments for each Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by each Fund.

         Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Adviser may allocate brokerage on behalf of each Fund to broker-dealers who provide research services. Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any unaffiliated broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction. The Adviser may aggregate sales and purchase orders of the assets of each Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         The Trust acknowledges that Adams, Harkness, Inc., a registered broker-dealer ("AH"), is an affiliate of the Adviser. The Trust further acknowledges that the Adviser may allocate brokerage on behalf of each Fund to AH, and may cause a Fund to pay AH a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction; provided that (1) the Adviser receives research services from AH and such payments are otherwise consistent with Section 28(e) of the Exchange Act; and
(2) the transaction is otherwise consistent with the Adviser's duty to obtain the best execution for Fund portfolio transactions as well as the Trust's Rule 17e-1 Procedures. Any such brokerage allocated to AH shall be affected solely on an agency basis, and the amount of commissions shall not exceed that which could be obtained by the Funds from AH in an arm's length transaction.

         (b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in each Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which each Fund maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of each Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for each Fund, the Adviser shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of each Fund. The Adviser shall also comply with the Procedures provided that the Adviser has adequate notice of the Procedures.

         (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (d) The Adviser will report to the Board all material matters related to the Adviser. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to or promptly after such change.

         (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

         (f) The Adviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants' duties.

         (g) The Adviser will provide each Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning each Fund's assets as the custodian and fund accountant may reasonably require. In accordance with the Procedures, the Adviser is responsible for assisting in the fair valuation of all Fund assets using its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which a Fund's fund accountant does not obtain prices in the ordinary course of business.

         (h) The Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

         (i) The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 4.  COMPENSATION; EXPENSES

         (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

         (b) The Adviser shall reimburse expenses of each Fund or waive its fees to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser's reimbursement of a Fund's expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month.

         (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         (d) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust's independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds' transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust's trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee, shareholder and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters.

         SECTION 5.  STANDARD OF CARE

         (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund on the date above after approval by (1) a majority of the outstanding voting securities of that Fund and (2) a majority of the Board who are not interested parties of the Trust.

(b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser; or (ii) by the Adviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

         SECTION 7.  ACTIVITIES OF THE ADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF ADVISER

         The Adviser represents and warrants that: (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         SECTION 9.  SUBADVISERS

         At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

         SECTION 11.  RIGHTS TO NAME

         If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the term "Adams Harkness" (the "Mark") or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols, which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

         SECTION 12.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

         (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

         (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

         (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         (k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser's obligations under this Agreement.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities",   "interested   person",   "affiliated   person,"   "control"   and
"assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                        FORUM FUNDS


                                         ___________________________________
                                         By: Simon D. Collier
                                         Title: President




                                        AH LISANTI CAPITAL GROWTH, LLC


                                         ___________________________________
                                         By:  Mary Lisanti
                                         Title: President

                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT


                                   Appendix A


                                                  FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                          AVERAGE DAILY NET ASSETS OF THE FUND
Adams Harkness Small Cap Growth Fund                       1.00%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                                      TO VOTE BY INTERNET

                                      1) Read the  Proxy Statement and have the
                                         proxy card below at hand.
                                      2) Go to Website www.proxyvote.com
                                      3) Follow the instructions provided on the
                                         website.

                                      TO  VOTE BY   TELEPHONE

                                      1) Read   the   Proxy Statement and have
                                         the   proxy   card below at hand.
                                      2) Call 1-800-690-6903
                                      3) Follow the instructions.

                                      TO VOTE  BY  MAIL

                                      1) Read   the   Proxy Statement.
                                      2) Check the appropriate boxes on the
                                         proxy  card below.
                                      3) Sign and date   the   proxy card.
                                      4) Return the proxy  card in the  envelope
                                         provided.









TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS:    WNSLW1    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


PROPOSAL To approve the Investment Advisory Agreement between Forum Funds and AH Lisanti Capital Growth, LLC with respect to Adams Harkness Small Cap Growth Fund.

                                                FOR       AGAINST        ABSTAIN

                                                 0           0              0


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on September 23, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



___________________________________  ____      __________________________ ______
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature(Joint Owners)    Date

                      ADAMS HARKNESS SMALL CAP GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Adams Harkness Small Cap Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC Two Portland Square, Portland, Maine 04101, on September 23, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned on the reverse side. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH ON THE REVERSE SIDE. The Board of Trustees has solicited approval and recommends that you vote "FOR" the Proposal.